                                                                    EXHIBIT 6(b)

                               AMENDED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund                                                         February 28, 1996

Schwab Analytics Fund                                                       May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab      September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource   October 13, 1996
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab          August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)


                                      SCHWAB CAPITAL TRUST

                                      By:          /s/ William J. Klipp
                                                   ---------------------------
                                      Name:        William J. Klipp
                                      Title:       Executive Vice President
                                                   and Chief Operating Officer


                                      CHARLES SCHWAB & CO., INC.

                                      By:          /s/ Colleen M. Hummer
                                                   --------------------------
                                      Name:        Colleen M. Hummer
                                      Title:       Senior Vice President

                           FORM OF AMENDED SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset         September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Fund                                                         February 28, 1996

Schwab Analytics Fund                                                       May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab      September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab OneSource   October 13, 1996
Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab           October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab          August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)

Institutional Select Large-Cap Index Fund

Institutional Select Large-Cap Value Index Fund

Institutional Select Small-Cap Index Fund


                                     SCHWAB CAPITAL TRUST

                                     By:          ____________________
                                     Name:        William J. Klipp
                                     Title:       Executive Vice President
                                                  and Chief Operating Officer


                                     CHARLES SCHWAB & CO., INC.

                                      By:          ____________________
                                      Name:        Colleen M. Hummer
                                      Title:       Senior Vice President